EXHIBIT 10.5

                              ROADHOUSE GRILL, INC.
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made as of ___, 199___, by and between ROADHOUSE GRILL, INC, (the "Company") and ___________, who is an employee, officer, consultant or director of the Company or one of its subsidiaries
(the "Employee").

         WHEREAS, the Employee is a valuable and trusted employee, officer, consultant or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.01 par value (the "Option Stock"), in accordance with the Roadhouse Grill, Inc. 1994 Stock Option Plan (the "Plan").

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

         1. DEFINITIONS. All terms not defined herein and defined in the Plan shall be giver the meaning expressed in the Plan.

         2. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule I.

         3. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in
                  Section 5, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on
                  Schedule I, unless provided otherwise in the Plan.

         4. VESTING OF OPTION RIGHT. The Option Right shall vest as provided on Schedule I.

         5. METHOD OF EXERCISE. The Option Right shall be exercised in whole or in part, in increments of a minimum of 100 shares (unless the total Option Right is for less than 100 shares), at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and in


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                  compliance with such other conditions and requirements as
                  set forth in the Plan. Payment shall be made by a check and/or by submitting certificates of Common Stock of the Company endorsed to the Company, which shall be given their Fair Market Value on the date of exercise of the Option Right, and by a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee. Such an exchange of Common Stock, however, is subject to prior receipt of an opinion of the Company's counsel that the exchange is allowable for all purposes under the securities laws of the United States and the laws of applicable states.

                  Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

         6. TERMINATION OF EMPLOYMENT. The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.

         7. RESTRICTIONS ON RESALES. An Employee who may be deemed an "affiliate" of the Company, as that term is defined by the United States Securities and Exchange Commission (the "SEC"), may not resell the shares purchased hereunder except pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom. Generally, directors, executive officers and holders of ten percent or more of the Company's shares may be regarded as affiliates of the Company.

                  An affiliate who desires to reoffer and resell shares acquired from the Company hereby may do so pursuant to the applicable requirements of Rule 144 under the Securities Act, including the provisions governing the amount of securities that may be sold during any three-month period, the manner of sale and the filing of a Form 144 notice. Alternatively, such an affiliate may reoffer or resell such shares pursuant to a separate reoffer prospectus, if one is available. The amount of shares that may be reoffered or resold pursuant to such prospectus by such affiliate, and any other persons with whom such affiliate is acting in concert for the purpose of selling shares, may be subject to limitations specified in Rule 144(e). The Employee's status as an affiliate is determined at the time of the exercise of the Option.

                  Resale of shares issuable hereunder may be subject to other state and federal securities law. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

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                  Under the plan, the Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

         8. RECLASSIFICATION, MERGER, ETC. The rights and obligations of the Company and the Employee as result of the transactions specified in Section 11 of the Plan shall be as provided therein.

         9. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Stock Option until payment of the Option Price and delivery to hire of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

         10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                           ROADHOUSE GRILL, INC.

By: ______________________                 By: ______________________________
     Charles D. Barnett,                       J. David Toole, III, President
     Secretary

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         I hereby accept the Stock Option Right offered to me by the Company, as set forth in this Stock Option Agreement dated as of_____, 19____ and
Schedule I, which is attached thereto.

                                          Accepted by:


                                          _________________________________
                                          Employee


                                          _________________________________
                                          Date


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                                   SCHEDULE I

         The information set forth in this Schedule I is subject to all of the terms of the Roadhouse Grill, Inc. Stock Option Agreement to which this Schedule is attached.

         1.       Name of Employee, Officer, Consultant or Director:
         ______________________________________________________________________

         2.       Address:
         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         3.       Social Security Number:______________________________________

         4.       Number of Shares:____________________________________________

         5.       Exercise Price: $________per share.

         6.       Type of Option (check one):

                    __     Incentive Stock Option

                    X      Non-Qualified Stock Option

         7.       NUMBER OF SHARES        DATE VESTED       TERMINATION DATE

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                                   SCHEDULE II
                               NOTICE OF EXERCISE

         I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to all of the terms and conditions of the Roadhouse Grill, Inc. Stock Option Agreement granting this Option and the Roadhouse Grill, Inc. 1994 Stock Option Plan. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

         1.       Name of Employee, Officer, Consultant or Director:
         ______________________________________________________________________

         2.       Address:
         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         3.       Social Security Number:______________________________________

         4.       Number of Shares Being Exercised on This Date:
                  _____________________________________________________________

         5.       Exercise Price: $______per share

         6.       Manner of Payment:

                  _____     Check (amount enclosed: $__________________________

                  _____ Stock Certificates (subject to receipt of opinion of counsel, as specified in Section 5 of the Stock Option Agreement)

                                                 ______________________________
                                                 Signature

                                                 ______________________________
                                                 Print Name

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